Specimen of Common Stock Certificate

     Number                                                         Shares
RS _____________                                                 ______________

                        Millennium Group Holdings, Inc.
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                                                 SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

                                  COMMON STOCK

                                                               CUSIP 60036F 30 6

THIS CERTIFIES THAT:


is owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF $.001 PAR VALUE EACH OF

                        MILLENNIUM GROUP HOLDINGS, INC.

transferable on the books of the Corporation in person or by attorney upon surrender of this certificate duly endorsed or assigned. This certificate and the shares represented hereby are subject to the laws of the State of Delaware, and to the Certificate of Incorporation and By-laws of the Corporation, as now or hereafter amended.

This certificate is not valid until countersigned by the Transfer Agent.
         WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

DATED: ____________     COUNTERSIGNED:
                                          OLDE MONMOUTH STOCK TRANSFER CO., INC.
                               77 MEMORIAL PARKWAY, ATLANTIC HIGHLANDS, NJ 07716
                                                                  TRANSFER AGENT

                        BY:

                                                            AUTHORIZED SIGNATURE

                                [CORPORATE SEAL]

/s/ Roger Carlsten                                     /s/ Robert Felleman
------------------                                     --------------------
      SECRETARY                                             PRESIDENT

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as  tenants  in  common            UNIF  GIFT MIN ACT -  Custodian
TEN ENT - as tenants by the entireties                           ---------------
JT TEN - as joint tenants with right                             (Cust) (Minor)
         of survivorship and not as tenants       under Uniform Gifts to Minors
         in common
                                                          Act ______________
                                                                (State)


    Additional abbreviations may also be used though not in the above list.

   For Value Received, ________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

      [_________________________]


________________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ________________



                       _________________________________________________________
                       NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

THE CORPORATION WILL FURNISH TO ANY STOCKHOLDER, UPON REQUEST AND WITHOUT CHARGE, A FULL STATEMENT OF THE DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF THE SHARES OF EACH CLASS AND SERIES AUTHORIZED TO BE ISSUED, SO FAR AS THE SAME HAVE BEEN DETERMINED, AND OF THE AUTHORITY, IF ANY, OF THE BOARD TO DIVIDE THE SHARES INTO CLASSES OR SERIES AND TO DETERMINE AND CHANGE THE RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF ANY CLASS OR SERIES. SUCH REQUEST MAY BE MADE TO THE SECRETARY OF THE CORPORATION OR THE TRANSFER AGENT NAMED ON THIS CERTIFICATE.
________________________________________________________________________________
THE SIGNATURE TO THE ASSIGNMENT MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A COMMERCIAL BANK OR TRUST COMPANY OR A MEMBER FIRM OF A NATIONAL OR REGIONAL OR OTHER RECOGNIZED STOCK EXCHANGE IN CONFORMANCE WITH A SIGNATURE GUARANTEE MEDALLION PROGRAM.
________________________________________________________________________________
STOCK MARKET INFORMATION EXCHANGE               COLUMBIA FINANCIAL PRINTING CO.,
www.stockinformation.com                        P.O. BOX 219, BETHPAGE, NY 11714

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